LINCOLN SNACKS COMPANY

                        4 High Ridge Park
                  Stamford, Connecticut  06905
                        -----------------

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        December 6, 1999
                        -----------------
To the Stockholders:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Lincoln Snacks Company (the "Company") will be held on December 6, 1999 at 11:00 a.m., Eastern Standard Time, at the offices of Cummings & Lockwood located at 4 Stamford Plaza, 107 Elm Street, 12th Floor, Stamford, Connecticut 06904, for the following purposes:

    (1) To elect six members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

    (2) To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 550,000 shares to 1,050,000 shares; and

    (3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    The Board of Directors has fixed October 15, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only stockholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

    A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999 is enclosed herewith.

                                   By Order of the Board of Directors

                                   /s/ Kristine A. Crabs
                                   -----------------------------
                                   Kristine A. Crabs, Secretary

Stamford, Connecticut
October 27, 1999

                      --------------------


----------------------------------------------------------------------------
| TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING, YOU ARE | | REQUESTED TO COMPLETE, SIGN, DATE AND RETURN AS PROMPTLY AS POSSIBLE THE | | ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF | | MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, AND WISH TO | | VOTE IN PERSON, YOUR PROXY WILL BE RETURNED TO YOU AT THE MEETING UPON |
| REQUEST TO THE SECRETARY OF THE MEETING.                                 |
----------------------------------------------------------------------------

                     LINCOLN SNACKS COMPANY

                        4 High Ridge Park
                   Stamford, Connecticut 06905
                     ----------------------

                         PROXY STATEMENT
                        ----------------

                 Annual Meeting of Stockholders
                        December 6, 1999
                        -----------------

    This Proxy Statement and accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of Lincoln Snacks Company, a Delaware corporation ("Lincoln" or the "Company"), for use at the Annual Meeting of Stockholders to be held on December 6, 1999, at 11:00 a.m., Eastern Standard Time, at the offices of Cummings & Lockwood located at 4 Stamford Plaza, 107 Elm Street, 12th Floor, Stamford, Connecticut 06904, or any adjournment thereof (the "Meeting"). Copies of this Proxy Statement, the attached Notice of Annual Meeting of Stockholders, and the enclosed form of proxy are being mailed or given to stockholders beginning on or about November 5, 1999. The telephone number of Lincoln's principal executive offices is (203) 329-4545.

    A proxy in the accompanying form, which is properly executed, duly returned to the Board of Directors and not revoked, will be voted in accordance with the instructions contained in the proxy. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, the proxy will vote the shares represented thereby FOR the nominees for directors and FOR approval of the amendment to the Company's 1993 Stock Option Plan set forth below, and in accordance with his or her best judgment on any other matters which may properly be brought before the Meeting. The Board of Directors currently knows of no business other than that specified in the Notice of Annual Meeting that will be presented for consideration at the Meeting.

    Each stockholder who has executed a proxy and returned it to the Board of Directors may revoke the proxy by written request to the Secretary of the Company, or by attending the Meeting in person and requesting from the secretary of the Meeting the return of the proxy, in either case at any time prior to the voting of the proxy. Presence at the Meeting does not itself revoke the proxy. The cost of the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by the use of the mails, management and employees of the Company may, without additional compensation therefor, solicit proxies on behalf of the Company by personal interviews, telephone or other means, as appropriate. The Company will, upon request, reimburse brokers and others who are only record holders of the Company's common stock, par value $.01 per share ("Common Stock"), for their reasonable expenses incurred in forwarding proxy material to the beneficial owners of such stock.

    The close of business on October 15, 1999, has been fixed as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were 6,331,790 shares of Common Stock issued and outstanding and entitled to vote.

    Each share of Common Stock entitles the holder thereof to one vote. A majority of the shares of Common Stock entitled to vote must be present in person or represented by proxy at the Meeting to constitute a quorum for the transaction of business. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary authority to vote on a particular matter and (ii) instructions have not been received from the beneficial owners) are counted as present in determining whether the quorum requirement is satisfied.

    The election of directors shall be determined by a plurality of the votes cast at the Meeting. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. For the election of directors, abstentions and broker non-votes will be treated as present at the Meeting, but will not be treated as votes cast. Thus for such purposes, abstentions and broker non-votes will have no effect on the outcome of the vote.



 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
 ---------------------------------------------------------------

    The table below sets forth certain information as of October 15, 1999 regarding the beneficial ownership of the Common Stock by (i) each person known by the Company to own beneficially more than 5% of the issued and outstanding shares of Common Stock, (ii) each current director and nominee for director, (iii) each of the Named Executive Officers (as defined in the section entitled "Executive Compensation"), and (iv) all current directors and executive officers as a group.


                                            Number of          Percentage
Name and Address of Beneficial Owner        Shares<F1>          Owned<F2>
------------------------------------        ----------        -----------
5% Stockholders
    Brynwood Partners III L.P.<F3>
    2 Soundview Drive
    Greenwich, CT 06830                     4,929,754               77.86%

Directors and Nominees for Director
    Hendrik J. Hartong, Jr.                4,929,754<F3>            77.86%
    John T. Gray                           4,929,754<F3>            77.86%
    Ian B. MacTaggart                         25,000<F4>              *
    C. Alan MacDonald                         30,000<F5>              *
    Hendrik J. Hartong III                    40,000<F6>              *
    Robert Zwartendijk                        - 0 -                   -

Named Executive Officers
    Hendrik J. Hartong III                    40,000<F6>              *
    Kristine A. Crabs                         52,750<F7>              *
    David D. Clarke                           12,000<F8>              *

All executive officers and directors
  as a group (includes 7 persons)          5,089,504<F9>            78.74%

-----------------------------

*    Represents beneficial ownership of less than 1%

<F1> Unless otherwise indicated, each of the parties listed has sole voting and investment power over the shares of Common Stock owned. The number of shares of Common Stock indicated includes in each case the number of shares of Common Stock issuable upon exercise of outstanding stock options, to the extent that such options are exercisable within 60 days from the date of determination which was October 15, 1999.

<F2> Based on 6,331,790 shares of Common Stock issued and outstanding on
     October 15, 1999. In addition, treated as outstanding for the purpose of computing the percentage ownership of each director, each nominee for director and each Named Executive Officer and all executive officers and directors as a group are shares of Common Stock issuable to such individual or group upon exercise of options to purchase Common Stock which are exercisable within 60 days from the date of determination.

<F3> Consists of 4,929,754 shares owned by Brynwood Partners III L.P.
     Messrs. Hartong, Jr. and Gray are general partners of Brynwood Management III L.P., which serves as general partner of Brynwood Partners III L.P. Messrs. Hartong, Jr. and Gray each have voting and investment power over the shares owned of record by Brynwood Partners III L.P.

<F4> Consists of 25,000 shares issuable upon exercise of vested options to purchase Common Stock granted by the Company.

<F5> Consists of 5,000 shares held by Mr. MacDonald directly and 25,000 shares issuable upon exercise of vested options to purchase Common Stock granted by the Company.

<F6> Consists of 40,000 shares issuable upon exercise of options to purchase Common Stock granted by the Company which are exercisable within 60 days of the date of determination. The number indicated does not include an additional (i) 160,000 shares issuable pursuant to options granted by the Company which are not currently exercisable within 60 days of the date of determination; and (ii) 100,000 shares issuable pursuant to options granted by the Company which are conditioned upon shareholder approval to amend the Lincoln Snacks Company 1993 Stock Option Plan at the annual shareholder meeting.

<F7> Consists of 22,750 shares held by Ms. Crabs directly and 30,000 shares issuable upon exercise of options to purchase Common Stock granted by the Company which are exercisable within 60 days of the date of determination. The number indicated does not include an additional
     (i) 30,000 shares issuable pursuant to options granted by the Company which are not currently exercisable within 60 days of the date of determination; and (ii) 40,000 shares issuable pursuant to options granted by the Company which are conditioned upon shareholder approval to amend the Lincoln Snacks Company 1993 Stock Option Plan at the annual shareholder meeting.

<F8> Consists of 12,000 shares issuable upon exercise of options to purchase Common Stock granted by the Company which are exercisable within 60 days of the date of determination. The number indicated does not include an additional (i) 48,000 shares issuable pursuant to options granted by the Company which are not currently exercisable within 60 days of the date of determination; and (ii) 40,000 shares issuable pursuant to options granted by the Company which are conditioned upon shareholder approval to amend the Lincoln Snacks Company 1993 Stock Option Plan at the annual shareholder meeting.

<F9> Includes 132,000 shares issuable upon exercise of options granted by the Company which are exercisable within 60 days of the date of determination and 4,929,754 shares owned by Brynwood Partners III L.P. (see Note 3).




                         PROPOSAL NO. 1
                      Election of Directors
                    ------------------------

  At the Meeting, six directors are to be elected. The six nominees for election as directors are John T. Gray, Hendrik J. Hartong, Jr., Hendrik J. Hartong III, C. Alan MacDonald, Ian B. MacTaggart and Robert Zwartendijk. Each nominee, except Mr. Zwartendijk, is presently serving as a director of the Company and each nominee has consented to serve if elected. Unless otherwise specified, the enclosed proxy will be voted in favor of the nominees named herein for election. Should any nominee named herein for election become unavailable for any reason, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominees as the Board of Directors may recommend unless the Board reduces the number of directors to be elected. The number of directors which constitutes the full Board of Directors is currently fixed at six. The By-laws of the Company provide that the number of directors which constitutes the full Board may be changed from time to time by resolution adopted by the Board of Directors or the stockholders, provided that no decrease may shorten the term of any incumbent director.



The Board recommends a vote FOR each of the nominees listed below.

Information Concerning Director Nominees and Executive Officers
---------------------------------------------------------------

  The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each of the director nominees and each of the executive officers of the Company (i) his or her name and age;
(ii) his or her principal position with the Company; (iii) his or her principal occupation or employment, if different; and (iv) the month and year in which he or she began to serve as a director or executive officer of the Company. Each director holds office until the next annual meeting of stockholders of the Company and until his successor has been elected and qualified or until such director's earlier resignation or removal. Officers serve at the discretion of the Board of Directors. The age of each of the director nominees and executive officers is given as of October 15, 1999.

  John T. Gray, age 63, has been a member of the Board of Directors of the Company since June 1998. Mr. Gray has been a general partner since 1996 of Brynwood Management III, the general partner of Brynwood Partners III L.P., a private investment partnership. During the period 1984 through 1995, Mr. Gray served as President and Chief Executive Officer of The Genie Company and was Executive Vice President from 1982 to 1984. Prior to that, from 1974 through 1982, Mr. Gray served as Vice President and General Manager of the Norelco Division of North American Philips Corporation. Mr. Gray is a director of Associated Materials, Incorporated.

  Hendrik J. Hartong, Jr., age 60, has been a member of the Board of Directors of the Company since June 1998. Mr. Hartong, Jr. has been a general partner since 1985 of Brynwood Management, a general partner since 1988 of Brynwood Management II and a general partner since 1996 of Brynwood Management III, entities that serve, respectively, as the managing general partner of Brynwood Partners Limited Partnership, Brynwood Partners II L.P. and Brynwood Partners III L.P., private investment partnerships. Mr. Hartong, Jr. is Chairman of the Board of Directors of Air Express International Corporation and a director of Hurco Companies, Inc.

  C. Alan MacDonald, age 66, has been a member of the Board of Directors of the Company since July 1998. Mr. MacDonald is President of The Club Management Company, LLC, a golf club management company. Prior to this he was Managing Partner of Directorship, Inc., a full service board governance consulting firm from 1997 to 1999. During the period 1995 through 1997, Mr. MacDonald was a General Partner of The Marketing Partnership. Prior to that, from 1992 to 1994, Mr. MacDonald was the Chief Executive Officer of Lincoln. Mr. MacDonald also served as President and Chief Executive Officer of Nestle Foods Corporation from 1983 to 1991. Mr. MacDonald is a director of Lord, Abbett & Company and CARESIDE, Inc.

  Ian B. MacTaggart, age 33, has been a member of the Board of Directors of the Company since June 1998. Since 1996, Mr. MacTaggart has been an associate at Brynwood Partners III L.P., a private investment partnership. Prior to joining Brynwood Partners III L.P., Mr. MacTaggart served as a Senior Associate in the Corporate Finance Department at Merrill Lynch & Company from 1993 to 1996. From 1991 to 1993, Mr. MacTaggart attended the Fuqua School of Business receiving his MBA.

  Robert Zwartendijk, age 60, recently retired from Ahold nv the Dutch supermarket retailer. From 1989 to 1999, Mr. Zwartendijk served as President and Chief Executive Officer of Ahold USA Inc. During the period from 1977 to 1998, Mr. Zwartendijk held various management positions at Ahold and was a member of the Corporate Executive Board of Ahold nv from 1981 to 1999. Mr. Zwartendijk is a supervisory board member to Koninklijke Numico nv, Nutreco Holding nv, Buhrmann nv, Randstad Holding nv, Innoconcepts nv, Blokker Holding nv, Disco Ahold International Holdings nv (Argentina), Ahold Supermercados S.A. (Spain) and Telepanel Systems, Inc. (Canada).

  Hendrik J. Hartong III, age 32, has been President and Chief Executive Officer of the Company since October 1, 1998. Prior to joining the Company, Mr. Hartong served as Vice President of Marketing at Activision, Inc., a developer of computer and video game software, from April 1998. From March 1996 to March 1998 Mr. Hartong III held various product marketing functions at Activision, Inc. Prior to joining Activision, Inc., Mr. Hartong held various sales and marketing positions with Baskin Robbins from 1995 to 1996 and Nestle Food Corporation from 1989 to 1993. From 1994 to 1995, Mr. Hartong III attended the Harvard School of Business receiving his MBA. Mr. Hartong III is the son of Mr. Hartong, Jr.

  Kristine A. Crabs, age 36, has been Vice President and Chief Financial Officer of the Company since July 1996, and had served as Vice President of Finance and Administration since January 1993. Prior to joining Lincoln, Ms. Crabs was a Senior Audit Manager with KPMG Peat Marwick LLP, specializing in the food and consumer products industries.

  David D. Clarke, age 32, has been Vice President of Sales of the Company since October 1, 1998. Prior to joining the Company, Mr. Clarke served as Vice President of Sales and Marketing for Preferred Brands, Inc., a manufacturer of ethnic food products, from October 1996. Prior to joining Preferred Brands, Mr. Clarke was Vice President of Sales and Marketing for Clarke Ice Cream Company, a distributor of nationally branded ice cream products in Florida from October 1994, and was New Business Development Manager at Pepsi-Cola International from 1992 to October 1994. From 1991 to 1993, Mr. Clarke attended Wake Forest University receiving his MBA.



Meetings and Committees of the Board
------------------------------------

         The Board of Directors has standing Executive, Audit and Compensation Committees. There is no formal Nominating Committee; the Board of Directors or the Executive Committee performs this function.

         The Executive Committee currently consists of Messrs. Hartong, Jr., Gray and Hartong III. Mr. Hartong III is an employee and officer of the Company. The Executive Committee has all the powers of the Board of Directors in the management of the business and affairs of the Company, except as such powers are limited by the Delaware General Corporation Law. The Executive Committee did not meet during the fiscal year ended June 30, 1999.

         The Audit Committee currently consists of Messrs. MacTaggart and Hartong, Jr. The Audit Committee consults with the independent auditors of the Company and such other persons as the committee deems appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, reviews drafts of such statements, recommends to the Board such action, including the engagement and fees of the independent auditors, as the committee deems appropriate, and monitors the functioning of the Company's accounting and internal control systems by meeting with representatives of management and the independent auditors, and performs such other duties relating to the books, accounts and other matters of the Company as the Board of Directors may assign from time to time. The Audit Committee met once during the fiscal year ended June 30, 1999.

         The Compensation Committee currently consists of Messrs. Gray and MacDonald. The Compensation Committee has all of the powers of the Board of Directors relating to compensation and incentives for the officers, directors, employees and other persons performing substantial services for the Company. During the fiscal year ended June 30, 1999, the Compensation Committee met twice.

         During the fiscal year ended June 30, 1999, the Board of Directors held six meetings. Each of the nominees then in office attended at least 83% of the total number of such meetings and the meetings of all committees of the Board of which he was a member.



Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission ("SEC") and to furnish the Company with copies of such reports.

         Based solely upon its review of the copies of such forms furnished to the Company by such reporting persons during the fiscal year ended June 30, 1999, and written representations from the Company's directors and executive officers that no Forms 5 were required for those persons with respect to such period, the Company believes that during the fiscal year ended June 30, 1999 all filing requirements under Section 16(a) applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with in a timely manner.

                     EXECUTIVE COMPENSATION
                     -----------------------

Summary Compensation Table
--------------------------

         The following table sets forth certain information regarding compensation awarded or paid to, or earned by the persons who served as the Chief Executive Officer or acted in such capacity during the fiscal year ended June 30, 1999, and the Company's other executive officers as of June 30, 1999 who received total salary and bonus compensation during the fiscal year ended June 30, 1999 in excess of $100,000 (collectively, the "Named Executive Officers").


                                                                       Long Term
                               Annual Compensation                  Compensation
                      -----------------------------------------     ------------
                                                          Other      Securities         All
                                                         Annual      Underlying       Other
Name and Principal                                       Compen-        Options      Compen-
Position              Year<F1>  Salary($)   Bonus($)   sation($)   (# of Shares)   sation($)
-------------------   -------   ---------   --------   ---------   -------------   ---------
Hendrik J. Hartong III   1999    128,125     50,000    35,928<F2>     200,000<F3>       ---
 President and Chief     1998        ---        ---       ---             ---           ---
 Executive Officer       1997        ---        ---       ---             ---           ---

Kristine A. Crabs        1999    120,578     25,000       ---          37,500<F4>     2,902<F5>
 Vice President and      1998    120,578     22,000       ---             ---         3,003<F5>
 Chief Financial         1997    115,940     30,000       ---          17,500<F6>     2,319<F5>
 Officer

David D. Clarke          1999     73,125     25,000       ---          60,000<F4>       ---
 Vice President          1998        ---        ---       ---             ---           ---
 of Sales                1997        ---        ---       ---             ---           ---

<F1> Reference to 1999, 1998 and 1997 herein means each fiscal year ending
     June 30, respectively.

<F2> Includes relocation cost reimbursement of $30,528.

<F3> Awarded October 1, 1998 and November 19, 1998 pursuant to the
     Company's 1993 Stock Option Plan.

<F4> Awarded November 19, 1998 pursuant to the Company's 1993 Stock Option
     Plan.

<F5> Consists of amounts contributed by the Company to the Named Executive
     Officer's account under the Company's 401(k) plan.

<F6> Awarded on July 18, 1996 pursuant to the Company's 1993 Stock Option
     Plan.


Option Grants During the Fiscal Year Ended June 30, 1999
---------------------------------------------------------

         The following table sets forth information regarding grants of stock options made during the fiscal year ended June 30, 1999 to the Named Executive Officers and their potential realizable values.


                                                                          Potential Realizable
                                                                              Value at Assumed
                                                                               Annual Rates of
                                                                                   Stock Price
                                                                                  Appreciation
                              Individual Grants                                for Option Term
                ----------------------------------------------------   -----------------------
                 Number of     % of Total
                    Shares        Options
                Underlying     Granted to   Exercise or
                   Options   Employees in    Base Price   Expiration
Name               Granted    Fiscal Year        ($/Sh)         Date         5%($)       10%($)
-------------   ----------   ------------   -----------   ----------   -----------   ----------
Hendrik J.
 Hartong III    150,000<F1>       46%          $1.75       10/01/08    (18,166)<F3> 126,561<F3>
                 50,000<F2>       15%           1.50       11/19/08      6,445 <F3>  54,687<F3>

Kristine A.
 Crabs           37,500<F2>       11%           1.50       11/19/08      4,834 <F3>  41,015<F3>

David D.
 Clarke          60,000<F1>       18%           1.75       10/01/08     (7,266)<F3>  50,625<F3>


<F1>     Granted on October 1, 1998 pursuant to the Company's 1993 Stock Option
         Plan. The options vest twenty percent per year over a 5 year period from the date of grant.

<F2>     Granted on November 19, 1998 pursuant to the Company's 1993 Stock
         Option Plan. The options vest twenty percent per year over a 5 year period from the date of grant.

<F3>     The assumed rates of annual appreciation are calculated from the date of grant through the assumed expiration date. If the options had remained outstanding, actual gains, if any, on stock option exercises and Common Stock holdings would have been dependent on the future performance of the Common Stock.


Aggregate Option Exercises in the Fiscal Year ended June 30, 1999 and Option Values at June 30, 1999
----------------------------------------------------------------------------

         The following table sets forth information relating to options exercised by the Named Executive Officers during the fiscal year ended June 30, 1999 and the number and value of unexercised stock options held by each of the Named Executive Officers at that date. The Company does not have any outstanding stock appreciation rights.





                                               Number of Securities
                                             Underlying Unexercised        Value of Unexercised
                                                  Options at Fiscal     In-the-Money Options at
                                                        Year-End(#)      Fiscal Year-End<F1>($)
                                         --------------------------  --------------------------
                       Shares
                     Acquired     Value
                     on Exer-  Realized
Name                  cise(#)       ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
-----------------   ---------  --------  -----------  -------------  -----------  -------------

Hendrik J. Hartong III    ---       ---      40,000       160,000            ---            ---
Kristine A. Crabs         ---       ---      30,000        30,000            ---            ---
David D. Clarke           ---       ---      12,000        48,000            ---            ---

---------------------

<F1>  Based on a closing price of the Common Stock on June 30, 1999 as reported on the NASDAQ National Market of $1.00 per share.


Compensation of Directors
-------------------------

    Directors of the Company who are officers or employees of the Company receive no additional compensation for service as a member of the Board or any committee thereof. Messrs. Hartong, Jr. and Gray, general partners of Brynwood Partners III L.P., have elected not to receive any options for their service as members of the Board. Pursuant to the Company's Non-Employee Directors' Stock Option Plan, as amended, each non-employee director, following such person's initial election to the Board, automatically receives an option to purchase 20,000 shares of Common Stock at an exercise price equal to the fair market value per share on the date of grant, and each non-employee director automatically receives an option to purchase 5,000 shares of Common Stock immediately following such director's re-election at an exercise price equal to the fair market value of a share of Common Stock on the date of grant. A $1,500 quarterly retainer and cash compensation of $1,000 for each meeting attended is paid to non-employee directors for their service as a member of the Board of Directors. All directors are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors, including travel expenses.



Employment Contracts and Termination of Employment and Change in Control Arrangements
------------------------------------------------------------------------

    Mr. Hartong III has entered into an employment letter with the Company pursuant to which Mr. Hartong III may be entitled to up to one year's severance payment in the event of an involuntary termination of his employment, subject to forfeiture in the event Mr. Hartong III secures employment with a competitor of the Company.

    Ms. Crabs has entered into an employment letter with the Company pursuant to which Ms. Crabs may be entitled to up to one year's severance payment in the event of an involuntary termination of her employment.

    Mr. Clarke has entered into an employment letter with the Company pursuant to which Mr. Clarke may be entitled to up to one year's severance payment in the event of an involuntary termination of his employment.



     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
    ---------------------------------------------------------

    Pursuant to rules adopted by the SEC designed to enhance disclosure regarding executive compensation, set forth below is a report submitted on behalf of and by the members of the Compensation Committee addressing the Company's compensation policies for the fiscal year ended June 30, 1999.

Compensation Policies Regarding Executive Officers
--------------------------------------------------

    Compensation paid to the Named Executive Officers during the fiscal year ended June 30, 1999 consisted of salary and bonus.

    The executive compensation policies of the Company are intended to provide competitive levels of compensation to attract and retain qualified executives and to align managements' and stockholders' interests in the enhancement of stockholder value over the long term. The Company's 1993 Stock Option Plan is utilized to provide long-term incentives to executive officers by enabling such officers to share in the future growth of the Company's business through the grant of options to purchase a significant amount of Common Stock. The Company has also established a 401(k) plan to assist in retaining qualified executives.

    The Compensation Committee and the Board believe that the Company's executive officers should be compensated comparably with executive officers of other publicly held companies engaged in the business of manufacturing, distributing and marketing snack food products. The Compensation Committee and the Board of Directors believe that the Company competes with such organizations for qualified executives and is therefore required to adopt competitive salary structures. In setting compensation, the Committee and the Board consider on an informal basis compensation paid by other corporations in businesses similar to the Company, as well as the individual contributions to the Company which each of the executives has made and could be expected to make in the future and such other factors as the Committee may deem relevant at the time of making such determinations.

    Base salaries for the Company's executive officers are determined by the Compensation Committee and the Board of Directors on an annual basis. In setting such base salaries, the Compensation Committee and the Board of Directors consider the factors set forth in the preceding paragraph.

    While the Compensation Committee and the Board of Directors consider objectively measurable performance criteria such as profitability, revenue growth, return on equity, market share and operating budget performance in determining annual bonuses, the Compensation Committee and the Board of Directors believe that relying solely on such criteria may stress short term performance at the cost of long term growth. To address such concern, decisions as to annual bonuses include the Compensation Committee's and the Board's informal evaluation of subjective criteria of individual performance as well as objective criteria. Subjective performance criteria encompass evaluation of overall contribution to achievement of the Company's business objectives, managerial ability, and the executive officer's performance in any special projects that the officer may have undertaken. The Compensation Committee evaluated performance under these criteria and determined the amount of the executive officers' annual bonuses for the fiscal year ended June 30, 1999. The determinations of the Compensation Committee and Board of Directors were based principally on the role played by the Company's executive officers in the accomplishments of the Company during such fiscal year.

    The Company's 401(k) Plan is a broad-based employee benefit plan in which the Company's executive officers are permitted to participate on the same terms as non-executive employees, subject to certain legal limitations on the amounts that may be contributed and the benefits that may be payable under the plan. The Company matches the contributions of participating employees, including executive officers, up to a certain level determined by the Board of Directors, subject to legal limitations. Benefits under the Company's 401(k) Plan are not tied to Company performance.

    All of the above compensation policies regarding executive officers applies to all Named Executive Officers including the Chief Executive Officer.

    Compensation Deduction Limitation. Section 162(m) of the Internal Revenue Code of 1986, as amended, currently limits to $1 million per year the federal income tax deduction available to public reporting companies for compensation paid to its chief executive officer and its four other highest paid executive officers, unless that compensation qualifies for certain "performance-based" exceptions provided for in that section of the Code.
The Compensation Committee and Board routinely consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Compensation Committee and Board deem necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent. Under present employment arrangements, the Compensation Committee and Board do not anticipate that any officer will receive compensation in excess of this limitation during the fiscal year ending June 30, 2000.



          John T. Gray, Chairman                 C. Alan MacDonald



    This report is submitted by Mr. Gray on behalf of the members of the Compensation Committee in office during the fiscal year ended June 30, 1999 who participated in the adoption and implementation of the compensation programs discussed above. Messrs. Gray and MacDonald participated in the approval of bonuses for 1999.



Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

    Messrs. Gray and MacDonald are the current members of the Compensation Committee and during the last completed fiscal year neither were officers or employees of the Company.

                     STOCK PERFORMANCE CHART
                   --------------------------

    The chart set forth below compares the cumulative total stockholder return on the Common Stock for the period beginning July 1, 1994 and ending on June 30, 1999 with the cumulative total return on the NASDAQ Broad Market Index and the Media General Confectionery Goods Index over the same period. The comparison assumes $100 was invested on July 1, 1994 in the Common Stock and in each of the foregoing indices and that all dividends paid by companies included in each index were reinvested. The stock price performance shown on the graph is not necessarily indicative of future stock price or index performance.




                                June 30,   June 30,   June 30,   June 30,   June 30,   June 30,
                                   1994       1995       1996       1997       1998       1999
                                --------   --------   --------   --------   --------   --------

Lincoln Snacks Company            100.00     192.31      84.62      80.77     119.23      61.54
NASDAQ Broad Market Index         100.00     117.28     147.64     177.85     235.75     330.37
Media General Confectionery
  Goods Index                     100.00     114.64     139.39     199.66     274.13     249.61






Source:  Media General Financial Services.

                         PROPOSAL NO. 2
               Amendment of 1993 Stock Option Plan
              -------------------------------------

Introduction
------------

    On November 8, 1993, the Company's Board of Directors adopted the 1993 Stock Option Plan (the "Plan"). A total of 550,000 shares of Common Stock ("Shares") is reserved for issuance under the Plan. On August 4, 1999, the Board of Directors adopted an amendment to the Plan to increase the number of Shares reserved for issuance under the plan from 550,000 to 1,050,000.
At the same meeting, the Compensation Committee of the Board of Directors (the "Committee") authorized the grant of options covering 180,000 Shares to three of the Named Executive Officers (see "Grant of Options", below). This amendment will not become effective unless it is approved at the Meeting by the Company's stockholders and, in the event that it shall not be approved, the grant of such 180,000 option Shares shall become null and void. The market price per share of Common Stock as of October 8, 1999 was $1.50.

    The Board of Directors believes that stock options have been, and will continue to be, an important element in the Company's compensation program. In addition to assisting the Company in its efforts to attract and retain the services of key personnel, grants of options serve to link more effectively executive compensation to stockholder returns through stock price performance and provide recipients with an additional incentive for outstanding options. The Board of Directors believes that this increase in the total number of shares available for grant is appropriate and will enable the Company to continue to avail itself of the benefits of its stock option program. Except for the increase in the number of shares reserved for the Plan, there have been no other amendments to the Plan.



Summary of Plan
---------------

    The following is a summary of the material features of the Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, as amended, a copy of which is appended to this Proxy Statement as Annex A. The only change to the Plan has been the increase in the number of shares of Common Stock reserved for issuance.

    The Plan provides for the granting of stock options ("Options") to eligible employees and other persons performing substantial services for or on behalf of the Company, which may be Incentive Options (as defined) or Non-Incentive Options (as defined). Only employees, however, are eligible to be granted Incentive Options. The approximate number of employees eligible to participate in the Plan is 20.

    Options may be granted with respect to an aggregate of up to 1,050,000 Shares during the period from November 8, 1993 through November 8, 2003. To the extent that an Option is not exercised within the period of exercisability specified in the grant, it will expire as to the then unexercised part. If any Option terminates prior to the expiration of the Plan, the Committee has the right to use the Shares as to which such Option was not exercised to grant additional Options.

    The Committee has been delegated authority to administer the Plan. Under the Plan, the Committee must consist of from two (2) to five (5) individuals who, at the time of their appointment to, and at all times during their service as a member of, the Committee is a "disinterested persons" within the meaning of Rule 16b-3 as in effect on the effective date of the Plan (or any successor rule or regulation) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the authority to determine the eligible individuals to whom and the date on which Options are to be granted, the number of Shares to be subject to each Option, the exercise price of Shares subject to each Option and the other terms and provisions of each Option. The Company will receive no monetary consideration for granting Options under the Plan.

    Options may be granted to eligible employees and other persons performing substantial services for or on behalf of the Company or any of its subsidiaries, affiliates or any entity in which the Company has an interest. The Committee further has sole and exclusive authority with respect to the grant of Options to directors, except that directors who are not salaried employees of the Company are not eligible to receive Incentive Options.

    There is no limit on the number of Non-Incentive Options that may be granted to eligible participants. No individual grantee may be granted Incentive Options to purchase Shares if the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company or any subsidiary or parent corporation of the Company) exceeds $100,000. For the purpose of the foregoing limitation, the fair market value of Shares subject to an Incentive Option is to be determined as of the time the Option is granted.

    The Committee may require as a condition to the grant of any Option that the grantee enter into an Option agreement containing provisions (i) restricting the transferability of such shares during a specified period and
(ii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time. In addition, the Committee, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Committee may determine to be appropriate. The Committee may also include terms accelerating the vesting of Options upon the occurrence of external events, such as a change in control of the Company or other events such as a liquidation of the Company or a sale of all or substantially all its assets.

    The purchase price of Shares issuable upon exercise of an Incentive Option may not be less than 100% of the fair market value of such Shares on the date the Option is granted; provided, however, that, in the case of an Incentive Option granted to a person at any time when such person owns, within the meaning of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code) (a "Control Person"), the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value of the shares of Common Stock at the time the Incentive Stock Option is granted.

    The purchase price of Shares issuable upon exercise of a Non-Incentive Option will be such amount as the Committee deems appropriate but may not be less than 85% of the fair market value of such Shares on the date the Option is granted.

    The purchase price must be paid in full at the time of exercise of the Option and payment must be made in cash, except that in lieu of cash, the holder of an Incentive Option may, and the holder of a Non-Incentive Option may, if the Option Agreement so permits, exercise such Option, in whole or in part, by delivering to the Company outstanding Shares owned by such holder. Such Shares will be valued at their fair market value on the date of exercise.

    In general, any Incentive Option granted under the Plan may be exercised during a period of not more than ten years from the date of grant (five years in the case of an Incentive Option granted to a Control Person), although a shorter period may be specified in the instrument evidencing such Incentive Option, in such amounts as the Committee may specify at the time of grant. An Incentive Option may only be exercised during the continuance of the employee's employment by the Company or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination.

    A Non-Incentive Option may be exercised during the period specified by the Committee in the instrument evidencing such Non-Incentive Option. The Committee may fix and thereafter, may accelerate, in whole or in part, the period within which any Option may be exercised.

    The number and kind of shares available for grant and the Shares subject to outstanding Options may be adjusted to reflect the effect of a stock dividend, split, recapitalization, merger, reorganization or other similar event.

    The Plan may be terminated or amended from time to time by vote of the Board of Directors, but no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof. Also, the Board may not effect any amendment that would (i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation of employees eligible to receive Incentive Stock Options or the class of employees or other persons eligible to receive Options, shall be effective without the approval of the stockholders.



Grant of Options
----------------

    On August 4, 1999, the Committee granted Incentive Options to the Named Executive Officers as shown in the table below. The Options expire on the tenth anniversary of the date of grant. The exercise price of such Options is $1.75 per Share, representing the fair market value on the date of grant, and such Options vest twenty percent per year over a five year period from the date of grant. The Option Agreements provide for the acceleration of vesting of the Options upon the occurrence of an "Extraordinary Transaction," which in general means the dissolution or liquidation of the Company, the sale of all or substantially all its assets, or the merger of the Company with another entity during the period in which the Option remains exercisable. If any such grantee shall die during the Option Period, the Option may be exercised to the extent of any vested portion for a one year period. If any such grantee shall cease to be employed by the Company (other than for reason of death), the Option may be exercised to the
extent of any vested portion for a ninety day period.   In the event that
the amendment to the Plan increasing the number of Shares reserved for grant under the Plan shall not be approved, then the grant of these Options shall become null and void. See "Executive Compensation" elsewhere in this Proxy Statement for other option Shares held by such persons.


Named Executive Officer           Number of Options
------------------------          -----------------
Hendrik J. Hartong III                 100,000
Kristine A. Crabs                       40,000
David D. Clarke                         40,000



Material Federal Income Tax Consequences
-----------------------------------------

  The grant of an Incentive Option would have no immediate federal income tax consequences to the Company or the recipient. For federal income tax purposes, an optionee will not realize ordinary income upon exercise of an Incentive Option. The subsequent sale of stock received on such exercise will generate a long-term capital gain or loss provided the stock is held for the requisite holding periods, which are two years from the date of grant and one year from the date of exercise. A disposition of stock received on such exercise before the requisite holding periods expire produces ordinary income in the year of disposition equal to the difference between the option price and the fair market value of the stock on the date of exercise. The balance of the optionee's gain, if any, on such disposition will be recognized as long-term capital gain if the rules applicable to the holding period for long-term capital assets are satisfied. Special rules apply to disqualifying dispositions of such stock where a loss would be recognized.

  Long-term capital gains are currently taxed at a maximum rate of 20%.
If Incentive Option shares are purchased for cash, the optionee's income tax basis will be the amount paid. If the optionee pays with previously acquired shares, the optionee's aggregate income tax basis in the new shares will be the same as the aggregate basis of the old shares transferred in the exchange increased by any gain realized and cash paid.

  The Company is not allowed a tax deduction for the benefits conferred upon employees by incentive stock options unless optionees dispose of stock acquired under circumstances which cause recognition of ordinary income. In such circumstances, the Company can take a deduction in an amount equal to the ordinary income realized by the employee.

  Special rules apply to holders of Incentive Options who may be subject to the alternative minimum tax on "tax preferences."

  The grant of a Non-Incentive Option would have no immediate federal income tax consequences to the Company or the optionee. Upon exercise of a Non-Incentive Option, in contrast to an exercise of an Incentive Option, the option holder will recognize ordinary income to the extent of the excess of the fair market value of the stock on the date of exercise (or the date of the lapse of the Section 16(b) restrictions, if applicable) over the option price. The Company is entitled to a tax deduction in an amount equal to the ordinary income realized by the optionee.

  If Non-Incentive Options are exercised using cash, the optionee's tax basis will be the amount paid plus the amount of income recognized. If the optionee pays with previously acquired shares, the tax basis in the shares acquired will be the same as the basis of the shares transferred in the exchange. The tax basis of the additional shares acquired will be their fair market value at the time of exercise.

  The preceding paragraphs briefly summarize the applicable federal income tax laws applicable to the Option Plan and should not be considered as a complete statement thereof.



Regulation
----------

  The Plan is neither qualified under the provisions of Section 401(a) of the Code, nor subject to any of the provisions of the Employee Retirement Income Security Act.



Vote Required for Approval
--------------------------

  The affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Meeting, is necessary for the approval of the Plan Amendment.



Recommendation of the Board of Directors
----------------------------------------

  The Board of Directors recommends a vote FOR approval of the Plan
Amendment.

                            AUDITORS
                            ---------

  As recommended by the Audit Committee of the Board of Directors, the Board has selected Arthur Andersen LLP, as independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2000. A representative of Arthur Andersen LLP is not expected to be present at the Meeting. Arthur Andersen LLP has advised the Company that neither it nor any of its members had any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by Arthur Andersen LLP during the fiscal year ended June 30, 1999 were furnished at customary rates.



               DEADLINE FOR STOCKHOLDER PROPOSALS
              ------------------------------------

  Stockholder proposals submitted for inclusion in the proxy statement relating to the Company's 2000 Annual Meeting of Stockholders must be received by the Company at 4 High Ridge Park, Stamford, Connecticut 06905 on or before July 5, 2000. Additionally, unless notice that a stockholder intends to present a proposal at the Company's 2000 Annual Meeting of Stockholders is received by the Company at 4 High Ridge Park, Stamford, Connecticut 06905, Attention: Secretary on or before September 8, 2000, the Company will have discretionary authority to vote on any stockholder proposal presented at such annual meeting. The Company has not received notice of any stockholder proposal intended for presentation at the Meeting. As a result, the Company will have discretionary authority to vote on any stockholder proposal presented at the Meeting.



                   ANNUAL REPORT ON FORM 10-K
                  ----------------------------

  The Company's Annual Report on Form 10-K for the fiscal year ended
June 30, 1999, as filed with the SEC, is available to beneficial owners on request and may be obtained by writing to: Lincoln Snacks Company, 4 High Ridge Park, Stamford, Connecticut 06905, Attention: Ms. Kristine A. Crabs, Secretary. Such request must include a representation that the person making the request was the beneficial owner of securities entitled to vote at the Meeting. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999 is enclosed.



                         OTHER BUSINESS
                        ----------------
  The Board of Directors does not know of any matters to be brought before the Meeting for formal action other than the matters specified in the Notice of Annual Meeting accompanying this Proxy Statement. If, however, any matters not set forth in the Notice of Annual Meeting are properly brought before the Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.



                              By Order of the Board of Directors.

                              /s/ Kristine A. Crabs
                              ------------------------------
                              Kristine A. Crabs, Secretary



Dated: Stamford, Connecticut
       October 27, 1999

                                                    ANNEX A

                     LINCOLN SNACKS COMPANY
                     1993 STOCK OPTION PLAN
                    ------------------------

   SECTION 1.  Establishment.
   --------------------------

   There is hereby established the Lincoln Snacks Company 1993 Stock
Option Plan ("Plan"), pursuant to which employees and any other persons who perform substantial services for or on behalf of LINCOLN SNACKS COMPANY (the "Company"), its subsidiaries and certain other entities may be granted options to purchase shares of common stock of the Company, par value $.01 per share ("Common Stock"), and thereby share in the future growth of the business. Notwithstanding the foregoing, any member of the Board of Directors of the Company who is not an employee of the Company or any subsidiary of the Company shall be ineligible to receive options under this Plan. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

   SECTION 2.  Status of Options.
   ------------------------------

   The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

   SECTION 3.  Eligibility.
   ------------------------

   All employees of the Company or any of its Subsidiaries (including officers, whether or not they are members of the Board of Directors) who are employed at the time of the adoption of this Plan or thereafter, and any other persons who perform substantial services for or on behalf of the Company or any of its Subsidiaries, affiliates or any entity in which the Company has an interest (collectively, the "Grantees") shall be eligible to be granted Non-incentive Stock Options under this Plan. All employees of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan.

   SECTION 4.  Number of Shares Covered by Options;
               No Preemptive Rights.
   ------------------------------------------------

   The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 1,050,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 9 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option granted under this Plan expires or is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

   SECTION 5.  Administration.
   ---------------------------

   (a)  This Plan shall be administered by the committee (the
"Committee") referred to in paragraph (b) of this Section. Subject to the express provisions of this Plan, the Committee shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the Grantees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and whether each Option shall be an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Grantees, their present and potential contributions to the success of the Company and such other factors as the Committee, in its discretion, shall deem relevant. Nothing contained in this Plan shall be deemed to give any Grantee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Committee. The Committee's determination on all of the matters referred to in this Section 5 shall be conclusive.

   (b) The Committee shall consist of from two (2) to five (5) individuals who are members of the Board. Each member of the Committee shall be a person who, at the time of his appointment to, and at all times during his service as a member of, the Committee is a "disinterested person" as that term is then defined under Regulation 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor statute or regulation regarding the same subject matter. The Committee shall be appointed by the Board, which may at any time, and from time to time, remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of such quorum. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

   (c) The Committee may at its election provide in any option agreement covering the grant of Options under this Plan that, upon the exercise of such Options, the Company will loan to the holder thereof such amount as shall equal the purchase price of the shares of Common Stock issuable upon such exercise, such loan to be on terms and conditions deemed appropriate by the Committee.

   (d) Notwithstanding any provision hereof to the contrary, the Committee shall have sole and exclusive authority with respect to the grant of Options to directors.

   SECTION 6.  Terms of Incentive Stock Options.
   ---------------------------------------------

   Each Incentive Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Stock Option is granted, and shall be subject to the following terms and conditions:

   (a) The price at which shares of Common Stock covered by each Incentive Stock Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Committee, but shall be an amount not less than the par value of such shares and not less than the fair market value of such shares on the date of grant. For purposes of this Section, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Committee or (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation services, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and (ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Committee in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

   (b) The option price of the shares to be purchased pursuant to each Incentive Stock Option shall be paid in full in cash, or by delivery (i.e. surrender) of shares of Common Stock of the Company then owned by the Grantee, at the time of the exercise of the Incentive Stock Option. Shares of Common Stock so delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for the purchase price of Incentive Stock Options as set forth in paragraph (a) of this Section, or as otherwise determined by the Committee, in its discretion, pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

   (c) Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Incentive Stock Option is granted (hereinafter called the "Incentive Stock Option Period") and, in any event, only during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination; provided, however, that if Incentive Stock Options as to 100 or more shares are held by a Grantee, then such Incentive Stock Options may not be exercised for less than 100 shares at any one time, and if Incentive Stock Options for less than 100 shares are held by a Grantee, then Incentive Stock Options for all such shares must be exercised at one time; and provided, further, that, if the Grantee, while still employed by the Company or any of its Subsidiaries, shall die within the Incentive Stock Option Period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

        (i) the expiration of the period of one year after the date of the Grantee's death, or

        (ii) the expiration of the Incentive Stock Option Period, by the person or person entitled to do so under the Grantee's will, or, if the Grantee shall fail to make testamentary disposition of said Incentive Stock Option, or shall die intestate, by the Grantee's legal representative or representatives.

   (d) Each Incentive Stock Option granted under this Plan shall by its terms be non-transferable by the Grantee except by will or by the laws of descent and distribution, and each Incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

   (e) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of
Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the
Code) the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

   (f) The Incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee including, without limitation, provisions (i) requiring the giving of satisfactory assurances by the Grantee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares, and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and
(iii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time. In addition, the Committee, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Committee may determine to be appropriate.

   (g)  In the discretion of the Committee, a single Stock Option
Agreement may include both Incentive Stock Options and Non-incentive Stock Options, or those options may be included in separate stock option agreements.

  SECTION 7.  Terms of Non-incentive Stock Options.
  -------------------------------------------------

  Each Non-incentive Stock Option granted under this Plan shall be evidenced by a Non-incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Non-incentive Stock Option is granted, and shall be subject to the following terms and conditions:

  (a) The price at which shares of Common Stock covered by each Non-incentive Stock Option may be purchased pursuant thereto shall be an amount not less than the par value of such shares and not less than 85% of the fair market value of such shares on the date of grant, determined in the manner provided in Section 6(a) of this Plan.

  (b) Each Non-incentive Stock Option Agreement shall provide that such Non-incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period up to and including ten years and thirty days after the date on which the Non-incentive Stock Option is granted.

  (c) Each Non-incentive Stock Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution, and each Non-incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

  (d) The Non-incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee, in its sole discretion, including without limitation the terms, provisions and conditions set forth in Section 6(f) with respect to Incentive Stock Option Agreements.

  SECTION 8.  Limit on Option Amount.
  -----------------------------------

  Notwithstanding any provision contained herein, the aggregate fair market value (determined under Section 6(a) as of the time such Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of
Section 424 of the Code) shall not exceed $100,000. If an Option exceeds this $100,000 limitation, the portion of such an option which is exercisable for shares of Common Stock in excess of the $100,000 limitation shall be treated as a Non-incentive Stock Option. The limit in this paragraph shall not apply to options which are designated as Non-incentive Stock Options, and, except as otherwise provided herein, there shall be no limit on the amount of such options which may be first exercisable in any year.

  SECTION 9.  Adjustment of Number of Shares.
  -------------------------------------------

  In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board of Directors such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board of Directors, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this Section 9 in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board of Directors shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes of this Plan and of each stock option agreement. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the stockholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the stockholders. In the case of any such substitution or adjustment as provided for in this Section, the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 9. No adjustment or substitution provided for in this Section 9 shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of the adjustments or substitution is to cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Incentive Stock Option within the meaning of Section 424 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding option as the Board of Directors, in its sole discretion, shall deem equitable.

  SECTION 10.  Amendments.
  ------------------------

  This Plan may be terminated or amended from time to time by vote of the Board of Directors; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof and no amendment which shall (i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation of employees eligible to receive Incentive Stock Options or the class of employees or other persons eligible to receive Options, shall be effective without the approval of the stockholders. Notwithstanding the foregoing, the Plan may be amended by the Committee to incorporate any amendments made to the Code which the Committee deems to be necessary or desirable to preserve incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to this Plan.

  SECTION 11.  Termination.
  -------------------------

  Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date the Plan is adopted, or ten years from the date the Plan is approved by the stockholders, whichever is earlier.

                     LINCOLN SNACKS COMPANY
           SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS

    at the offices of Cummings & Lockwood, 4 Stamford Plaza,
         107 Elm Street, 12th floor, Stamford, CT 06904

       December 6, 1999, 11:00 A.M. Eastern Standard Time

The undersigned hereby appoints Kristine A. Crabs and Hendrik J. Hartong III, and each of them acting alone, with full power of substitution, proxies to represent and vote the common stock of Lincoln Snacks Company held of record by the undersigned on October 15, 1999, at the 1999 Annual Meeting of Stockholders of Lincoln Snacks Company, and any adjournment or postponements thereof, for the following purposes:

(1) To elect six members of the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

(2) To approve an amendment to the Company's 1993 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 550,000 shares to 1,050,000 shares; and

(3) To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement of the Board of Directors is acknowledged.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED HEREIN AND FOR APPROVAL OF THE AMENDMENT TO THE 1993 STOCK OPTION PLAN. THIS PROXY ALSO GRANTS DISCRETIONARY AUTHORITY TO THE PROXIES TO REPRESENT AND VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors recommends a vote FOR proposals 1 and 2.

(Continued, and to be marked, dated and signed on the reverse side)

1. Election of six (6) directors as described in the Proxy Statement of the Board of Directors.

       [ ] FOR all nominees listed below         [ ] WITHHOLD AUTHORITY to
           (except as marked to the                  vote for all nominees
            contrary below)                          listed below.

(Instruction: To withhold authority to vote for any individual nominee, cross out that nominee's name from the list below.)

Nominees:   JOHN T. GRAY, HENDRIK J. HARTONG, JR., HENDRIK J. HARTONG III,
C. ALAN MACDONALD, IAN B. MACTAGGART and ROBERT ZWARTENDIJK


2.     Approval of amendment to the Lincoln Snacks Company 1993 Stock Option
       Plan.

       [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

Please sign exactly as your name appears herein. If you are signing for the stockholder, please sign the stockholder's name, your name and state the capacity in which you are signing.

Date:---------------------------------------, 1999


--------------------------------------------------
Signature


--------------------------------------------------
Signature

MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Votes MUST be indicated (X) in black or blue ink.